EAGLE BANCORP MONTANA

Opportunity Bank OF MONTANA

ANNUAL SHAREHOLDER MEETING

APRIL 23, 2020

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words "may", "would", "could", "will", "expect", "anticipate", "project", "believe", "intend", "plan" and "estimate", as well as similar words and expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following:

> the duration and impact of the COVID-19 pandemic, including but not limited to the closure of non-essential businesses, which may adversely impact our customers, and the associated governmental containment actions, may vary from our current expectations;
> the diversion of management time on issues related to integration;
> the effect of our acquisitions, including failure to achieve expected revenue growth and/or expense savings, the failure to effectively integrate their operations and the difficulties and risks inherent with entering new markets;
> general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
> our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
> costs or difficulties related to the integration of the banks we may acquire may be greater than expected;
> restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
> governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
> competitive pressures among depository and other financial institutions may increase significantly;
> changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
> other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
> our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry;
> adverse changes may occur in the bond and equity markets;
> war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
> economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
> we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, including our Form 10-K for the fiscal year ended December 31, 2019.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2019, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

COMMUNITY FOCUSED INSTITUTION

- **Eagle Bancorp Montana, Inc. is the holding company for Opportunity Bank of Montana; established in 1922, the Bank is the 4th largest bank headquartered in Montana with 23 banking offices and has deeply embedded itself as the bank of choice within the community**
- Continued execution on commercial bank model following the transition from a thrift
  - Established commercial bank charter in 2014; rebranded as Opportunity Bank of Montana
  - Improving loan mix with higher yielding CRE credits and increasing commercial loans
  - Improving deposit mix: non-CDs, at 71% of total deposits as of December 31, 2019
  - Positioned for NIM expansion and improved profitability
  - Core lines of business include: retail lending, commercial lending, deposit products and services and mortgage origination
  - Interest rate risk profile showing asset sensitive balance sheet prepared for an increasing rate environment
- Continuation of strong credit culture; excellent credit quality with NPAs of 52 bps as of December 31, 2019
- Track record of execution on strategic initiatives:
  - Announced Acquisition of Western Holding Company of Wolf Point in August 2019, completed January 2020
  - Announced Acquisition of Big Muddy Bancorp, Inc. in August 2018, completed January 2019
  - Announced Acquisition of Ruby Valley Bank in September 2017, completed January 2018
  - Successful acquisition and integration of seven branches from Sterling Financial in 2012

EAGLE BANCORP MONTANA

COMPANY OVERVIEW

- 23 branches in Montana operating under the Company's banking subsidiary – Opportunity Bank of Montana
- Balance Sheet (12/31/19):
  - Assets $1.054 billion
  - Gross Loans $779.2 million
  - Deposits $809.0 million
  - Total equity $121.7 million
- Asset Quality (12/31/19):
  - NPAs/assets – 0.52%
- Profitability for 2019:
  - Net income of $10.9 million
  - NIM – 4.25%
  - ROAA – 1.08%
  - ROAE – 9.39%



Kalispell
Conrad
Glasgow
Wolf Point
Choteau
Great Falls
Polson
MONTANA
Lewistown
Missoula
Helena
Roundup
Miles City
Forsyth
Hamilton
Anaconda
Townsend
Butte
Bozeman
Columbus
Billings
Hardin
Crow Indian Reservation

● 23 Bank Branches

EAGLE BANCORP MONTANA

EXPERIENCED EXECUTIVE MANAGEMENT



Peter Johnson
President and CEO
38 years with the Company
41 years in banking



Laura Clark
EVP and Chief Financial Officer
6 years with the Company
43 years in banking



Rachel Amdahl
SVP and Chief Operations Officer
33 years with the Company
33 years in banking



Dale Field
SVP and Chief Credit Officer
18 years with the Company
23 years in banking



Chantelle Nash
SVP and Chief Risk Officer
13 years with the Company
13 years in banking



Mark O'Neill
SVP and Chief Lending Officer
4 years with the Company
24 years in banking



Darryl Rensmon
SVP and Chief Information Officer
3 years with the Company
28 years in IT



Linda Chilton
SVP and Chief Retail Officer
5 years with the Company
26 years in banking

EXPERIENCED BOARD

Director	Experience	Year Elected
Peter J. Johnson	President and CEO of Opportunity Bank and the Company	2007
Lynn E. Dickey	Retired Partner of a major Montana certified public accounting firm	2005
Rick F. Hays	Retired President of a Montana telecommunications company	2007
Thomas J. McCarvel	Retired Vice President of Carroll College	1998
Maureen J. Rude	Retired Executive Director of Montana Homeownership Network/NeighborWorks Montana	2010
Shavon R. Cape	Co-founder of JWT Capital, LLC, a real estate development and operating company	2015
Tanya J. Chemodurow	President of Abatement Contractors of Montana, LLC, specializing in environmental remediation	2015
Kenneth M. Walsh	Retired Market President of Opportunity Bank, former CEO of Ruby Valley Bank	2018
Corey Jensen	President/CEO of Vision Net, Inc.	2018
Benjamin G. Ruddy	Vice President, Agricultural Division, of Opportunity Bank, former President of The State Bank of Townsend	2019
Cynthia A. Utterback	Tax Business Unit Director and Shareholder at Anderson ZurMuehlen & Co. CPAs	2019

BUSINESS STRATEGY

- Continue to diversify our loan portfolio into commercial (C&I) and commercial real estate
- Attract and retain lower-cost core deposits
- Continue to expand our franchise through selective acquisitions and branch additions
- Maintain high asset quality levels
- Continue to operate as a community-oriented financial institution



EAGLE BANCORP MONTANA

DEPOSIT MARKET SHARE-STATE OF MONTANA

- Since the acquisitions, the 4th largest banking institution headquartered in Montana in terms of deposits
- Footprint with presence in the key Montana markets

Institution (ST)	2019 Rank	2018 Rank	Branches	Total Deposits In Market ($000)	2019 Total Market Share (%)
Montana					
Glacier Bancorp Inc. (MT)	1	1	68	4,875,213	19.93
First Interstate BancSystem (MT)	2	2	48	4,333,136	17.72
Wells Fargo & Co. (CA)	3	3	30	2,773,890	11.34
Stockman Financial Corp. (MT)	4	4	38	2,748,674	11.24
U.S. Bancorp (MN)	5	5	23	2,497,251	10.21
Eagle Bancorp Montana Inc. (MT)	**6**	**6**	**22**	**748,433**	**3.06**
Montana Security Inc. (MT)	7	7	6	669,921	2.74
Yellowstone Holding Co. (MT)	8	8	9	585,496	2.39
Bitterroot Holding Co. (MT)	9	10	15	506,802	2.07
Heartland Financial USA Inc. (IA)	10	9	9	438,349	1.79
Total For Institutions In Market			**381**	**24,459,146**	

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19

EAGLE BANCORP MONTANA

MONTANA METROPOLITAN MARKETS

Deposit Market Share – Missoula, MSA

Institution (ST)	2019 Rank	2018 Rank	Branches	Total Deposits In Market ($000)	2019 Total Market Share (%)
Missoula, MT					
First Interstate BancSystem (MT)	1	1	3	665,890	27.20
Glacier Bancorp Inc. (MT)	2	2	9	660,376	26.97
U.S. Bancorp (MN)	3	3	2	287,028	11.72
Wells Fargo & Co. (CA)	4	4	2	260,851	10.65
Bitterroot Holding Co. (MT)	5	5	7	224,904	9.19
Stockman Financial Corp. (MT)	6	6	3	146,248	5.97
Bancorp of Montana Holding Co. (M	7	7	1	71,021	2.90
Farmers State Financial Corp. (MT)	8	10	2	41,961	1.71
Eagle Bancorp Montana Inc. (MT)	**9**	**8**	**2**	**40,995**	**1.67**
First National Bancorp Inc. (MT)	10	11	2	33,544	1.37
Total For Institutions In Market			**35**	**2,448,539**	

The Missoula MSA is the 2nd largest metropolitan area in Montana by population

- Home to the University of Montana (11,000+ students)
- Regional hub for a wide range of retail, professional and service activities

Deposit Market Share – Billings, MSA

Institution (ST)	2019 Rank	2018 Rank	Branches	Total Deposits In Market ($000)	2019 Total Market Share (%)
Billings, MT					
First Interstate BancSystem (MT)	1	1	12	1,336,617	26.33
U.S. Bancorp (MN)	2	2	5	1,053,605	20.76
Wells Fargo & Co. (CA)	3	3	5	692,368	13.64
Stockman Financial Corp. (MT)	4	5	6	596,447	11.75
Glacier Bancorp Inc. (MT)	5	4	7	592,263	11.67
Yellowstone Holding Co. (MT)	6	6	7	473,514	9.33
Bridger Co. (MT)	7	8	3	125,937	2.48
Heartland Financial USA Inc. (IA)	8	7	2	103,295	2.03
Beartooth Financial Corp. (MT)	9	9	1	38,503	0.76
Antler Land Co. (MT)	10	11	1	32,332	0.64
Eagle Bancorp Montana Inc. (MT)	**11**	**10**	**3**	**31,140**	**0.61**
Total For Institutions In Market			**52**	**5,076,021**	

The Billings MSA is the largest metropolitan area in Montana by population

- Significant investment and activity by energy industry
- Regional hub for healthcare and trade

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19

MONTANA MARKETS

Deposit Market Share – Bozeman, MT

Institution (ST)	2019 Rank	2018 Rank	Branches	Total Deposits In Market ($000)	2019 Total Market Share (%)
Bozeman, MT					
Glacier Bancorp Inc. (MT)	1	1	9	1,089,537	33.69
First Interstate BancSystem (MT)	2	2	6	461,503	14.27
Stockman Financial Corp. (MT)	3	4	4	336,216	10.40
Wells Fargo & Co. (CA)	4	3	2	332,086	10.27
U.S. Bancorp (MN)	5	5	2	302,761	9.36
Guaranty Dev. Co. (MT)	6	6	3	240,089	7.42
MSB Financial Inc. (MT)	7	7	4	164,175	5.08
Eagle Bancorp Montana Inc. (MT)	**8**	**8**	**2**	**118,906**	**3.68**
Bozeman Bancorp Inc. (MT)	9	9	1	68,078	2.11
Heartland Financial USA Inc. (IA)	10	10	1	45,458	1.41
Total For Institutions In Market			**40**	**3,234,077**	

- Fastest growing area in Montana
- Home to Montana State University (16,000+ students)
- Healthcare industry rapidly expanding
- High-tech center of Montana

MONTANA STATE UNIVERSITY

Deposit Market Share – Helena, MT

Institution (ST)	2019 Rank	2018 Rank	Branches	Total Deposits In Market ($000)	2019 Total Market Share (%)
Helena, MT					
Glacier Bancorp Inc. (MT)	1	2	7	391,572	21.90
First Interstate BancSystem (MT)	2	3	5	373,794	20.91
Wells Fargo & Co. (CA)	3	1	3	348,765	19.51
U.S. Bancorp (MN)	4	5	1	193,620	10.83
Eagle Bancorp Montana Inc. (MT)	**5**	**4**	**3**	**192,030**	**10.74**
Stockman Financial Corp. (MT)	6	6	2	85,601	4.79
Ascent Bancorp (MT)	7	8	2	45,946	2.57
Jackass Creek Land & Livestock (MT)	8	9	2	42,310	2.37
Heartland Financial USA Inc. (IA)	9	7	1	41,685	2.33
Forstrom Bancorp. Inc. (MN)	10	10	1	31,572	1.77
Total For Institutions In Market			**31**	**1,787,737**	

- Helena's economic stability is largely due to state government, regional healthcare, education, and small business
- Government positions account for 70% of Helena's workforce

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19

COVID-19 RESPONSE

- OPERATIONS
  - Most branches remain open for drive-ups, walk-ups, or ATMs
  - Online banking and mobile banking are available
  - Bankers available by appointment
  - Executive management meeting at least daily to address changing issues
- CUSTOMERS
  - Updating customers through the website
  - Fee waivers addressed upon request
  - Loan modifications based on degree of need
  - Active in SBA Paycheck Protection Program loans for existing customers
  - As of April 16, 2020, completed $32.3 million in PPP loans to 459 customers
  - Proactively touched existing business borrowers to assess needs
  - Details of loan portfolio mix and loan modifications will be provided in our press release on April 28, 2020.
- EMPLOYEES
  - Employee safety is our number one priority
  - Frequent communications to employees and supervisors
  - Alternating in-office staff schedules to reduce risk of exposure
- Personal time off for COVID affected families

COMPANY DEVELOPMENTS

- On January 1, 2020 completed purchase of Western Bank of Wolf Point, in Wolf Point Montana.
- On January 1, 2019 completed purchase of The State Bank of Townsend, in Townsend, Montana.
- On January 31, 2018 completed purchase of Ruby Valley Bank, Twin Bridges, Montana.
- On October 13, 2017, successfully completed a public offering of its common stock, and issued 1,189,041 shares and received approximately $20.1 million in net cash proceeds.
- In May 2017 received approval by the state to convert our LPO in Great Falls to a full service branch.
- On February 13, 2017, the Company completed the issuance of $10 million of senior unsecured debt. The net proceeds of $9.8 million was used as capital contribution to its bank subsidiary to support growth.
- Mortgage origination team is in the top 5 of market share in Helena, Bozeman, Butte, Missoula and Great Falls. Added 6 high performing loan originators during the past year.

Opportunity Bank OF MONTANA

EAGLE BANCORP MONTANA

AN EXPANDING FRANCHISE—EAGLE BANCORP MONTANA, INC.



ASSETS
2019
2018
2017
2012-2016
2012
2010
2000
$1,054 MM
$940 MM
$800 MM
$710 MM
$510 MM
$316 MM
$150 MM
2000 First Stage Conversion
2010 Second Stage IPO
2012 Acquisition of 7 Branches from Sterling Financial including $182 MM of Deposits
2012-2016 Organic Growth through new lending teams and products
2017 Acquisition Of Ruby Valley Bank
2018 Acquisition of The State Bank of Townsend
2019 Acquisition of Western Bank of Wolf Point

Since its 2010 IPO, Eagle has leveraged its equity through acquisitions and strong organic growth, extending its franchise to all key markets in Montana and tripling its size: The Western Bank of Wolf Point is another step in this expansion.

EAGLE BANCORP MONTANA

FINANCIAL HIGHLIGHTS



NET INTEREST INCOME & NET INTEREST MARGIN



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.65%
3.65%
3.80%
3.75%
3.77%
4.18%
3.95%
3.95%
4.33%
4.31%
4.15%
4.22%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Net Interest Income
Net Interest Margin

Net interest income in 000's

EAGLE BANCORP MONTANA

PROVISION FOR LOAN LOSSES

$ in 000's



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$811
$1,303
$1,833
$1,228
$980
$2,627
2014
2015
2016
2017
2018
2019
Provision for Loan Losses

BALANCE SHEET EXPANSION

$ in millions



$1,200
$1,000
$800
$600
$400
$200
$0
$560
$319
$441
$630
$407
$483
$674
$466
$513
$717
$513
$521
$854
$617
$627
$1,054
$779
$809
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Assets
Total Loans
Deposits

EAGLE BANCORP MONTANA

LOAN PORTFOLIO DETAIL

Loan Portfolio Composition – 12/31/2019



Consumer & Other 2%
C&I 9%
Ag/Farmland 11%
HELOC 7%
Construction & Land Development 7%
Residential Mortgage (1-4 family) 21%
Commercial R/E 43%

- Since 2008, number of Commercial/Ag lenders has increased from 4 to 26
- Total loans increased 26% comparing 12/31/19 to 12/31/18
- C&I accounts for 9.3% of loan portfolio
- Owner-occupied CRE loans represent 16.6% of total loans

Per call report data, excludes loans held for sale

FUNDING OVERVIEW- DEPOSIT COMPOSITION

December 31, 2019



Time Certificates 29%
Non Interest Checking 25%
Interest Bearing Checking 14%
Savings 16%
Money Market 16%

Deposit Mix – Rolling 8 Quarters



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Time Certificates
Money Market
Savings
Interest Checking
Non Interest Checking

- The deposit mix is desirable, with a deposit cost of 57 basis points at 4Q19
- Non-Interest Bearing accounts represent 24.7% of total deposits at 4Q19
- MMDA & Checking accounts represent over 55.5% of total deposits at 4Q19

(000's)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19
Non Interest Checking	133,933	133,736	142,351	142,788	180,070	183,116	199,086	200,035
Interest Bearing Checking	110,636	101,085	103,372	105,115	111,437	110,779	111,215	116,397
Savings	106,244	108,544	108,878	108,234	124,992	123,767	124,587	126,991
Money Market	108,934	106,547	104,794	108,050	122,110	123,000	124,764	132,506
Time Certificates	166,188	163,263	161,907	162,424	202,436	207,726	229,809	233,064
Total	$ 625,935	$ 613,175	$ 621,302	$ 626,611	$ 741,045	$ 748,388	$ 789,461	$808,993

EAGLE BANCORP MONTANA

DISCIPLINED CREDIT CULTURE


Nonperforming Assets/Total Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.50%
1.08%
0.29%
0.84%
0.21%
0.69%
0.45%
0.56%
0.52%
0.60%
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
EBMT
Peer Group

Peer Group includes PFLX, RVSB, CSHX, FSBW, TSBK, SFBC, OVLY, CVCY, NRIM, BOCH, CZBC, SSBI, FNRN & AMRB
Source: S&P Global Market Intelligence

EAGLE BANCORP MONTANA

CRE RISK MANAGEMENT

- Executive Board Level Oversight of Approval Process
- Disciplined Underwriting
- Proactive Portfolio Management
- Quarterly Stress Testing of CRE Portfolio
- Independent Credit Review

YIELD AND COST OF FUNDS



Yield on Average Earning Assets
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2015Y
2016Y
2017Y
2018Y
2019Y
EBMT
Peer Group



Yield on Loans
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2015Y
2016Y
2017Y
2018Y
2019Y
EBMT
Peer Group



Cost of Deposits
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2015Y
2016Y
2017Y
2018Y
2019Y
EBMT
Peer Group

Peer Group includes PFLX, RVSB, CSHX, FSBW, TSBK, SFBC, OVLY, CVCY, NRIM, BOCH, CZBC, SSBI, FNRN & AMRB
Source: S&P Global Market Intelligence

CAPITAL STRENGTH

($ in 000s)	2015Y	2016Y	2017Y	2018Y	2019Y
Total Assets	$ 630,348	$ 673,925	$ 716,782	$ 853,903	$ 1,054,260
Total Common Stockholders' Equity	$ 55,450	$ 59,456	$ 83,616	$ 94,806	$ 121,659
Total Regulatory Capital	$ 66,725	$ 71,900	$ 96,602	$ 104,186	$ 126,711
Tier 1 Leverage Ratio	9.22%	9.95%	11.51%	10.51%	10.52%
Tier 1 Risk Based Capital Ratio	12.26%	13.23%	15.29%	13.83%	13.58%
Total Risk Based Capital Ratio	15.39%	16.64%	18.27%	16.45%	15.92%
Common Equity Tier 1 (CETI) Ratio	11.10%	13.23%	14.35%	13.04%	12.95%
Tangible Common Equity Ratio	7.69%	7.88%	10.75%	9.66%	9.50%

- Authorized the repurchase of up to 100,000 shares of its common stock, representing approximately 1.47% of outstanding shares.

EAGLE BANCORP MONTANA

5 YEAR STOCK PRICE PERFORMANCE



Price Change (%)
100
50
0
-50
Volume
0
Jan '16
Jan '17
Jan '18
Jan '19
Jan '20
NASDAQ:EBMT: 35.02 %
NASDAQ:EBMT-Vol
KBW Nasdaq Bank Index: -16.99 %

Source: S&P Global Market Intelligence as of April 3, 2020
Information reflects the exchange as a result of the conversion and offering

EAGLE BANCORP MONTANA

EAGLE BANCORP
MONTANA

